UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported) October 4, 2007

                            American River Bankshares
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

             California                  0-31525             68-0352144
    ----------------------------       ------------       -------------------
    (State or other jurisdiction       (Commission           (IRS Employer
          Of incorporation)            File Number)       Identification No.)

    3100 Zinfandel Drive, Suite 450, Rancho Cordova, CA         95670
    ---------------------------------------------------      ----------
         (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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The Index to Exhibits is on Page 3

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Item 7.01: Regulation FD Disclosure

Registrant issued a press release October 4, 2007 announced that David T. Taber, President and CEO, and Mitchell A. Derenzo, Executive Vice President and Chief Financial Officer, both of American River Bankshares, will lead a quarterly conference call to discuss third quarter 2007 financial results. The foregoing description is qualified by reference to the press release attached here to as
Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

(99.1) Press release dated October 4, 2007


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       AMERICAN RIVER BANKSHARES


                                                       /s/ Mitchell A. Derenzo
                                                       -------------------------
                                                       Mitchell A. Derenzo,
October 4, 2007                                        Chief Financial Officer

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INDEX TO EXHIBITS

Exhibit No.    Description                          Page
-----------    ---------------------------------    -----
99.1           Press release of American River
               Bankshares dated October 4, 2007     4


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